Provisions and Contingencies	12 Months Ended
Dec. 31, 2020
Disclosure of other provisions [abstract]
Provisions and Contingencies	Provisions and Contingencies

	December 31, 2020	December 31, 2019
	$	$
Opening balance at beginning of year	67,906	86,460
Additional provisions recognized	12,033	2,161
Reduction arising from payments / derecognition	(12,238)	(20,715)
Closing balance at end of year	67,701	67,906
Occasionally the Partnership has been, and expects to continue to be, subject to legal proceedings and claims in the ordinary course of its business, principally personal injury and property casualty claims. Certain of these claims have been assessed by the Partnership as having a remote possibility of any outflow from settlement and are therefore not included in the disclosures below. In addition to the claims described below, as at December 31, 2020, approximately $10.1 million has been accrued by the Partnership and its subsidiaries relating to other various legal claims.
a)In August 2014, the Partnership acquired 100% of the outstanding shares of Logitel Offshore Holding AS (or Logitel), a Norway-based company focused on high-end UMS. At the time of the transaction, affiliates of Logitel were parties to construction contracts for three UMS newbuildings ordered from the COSCO (Nantong) Shipyard (or COSCO) in China. The Partnership took delivery of one of the UMS newbuildings, the Arendal Spirit UMS, in February 2015.
In June 2016, the Partnership canceled the UMS construction contracts for the two remaining UMS newbuildings, the Stavanger Spirit and the Nantong Spirit. As a result of this cancellation, during 2016, the Partnership wrote-off $43.7 million of assets related to these newbuildings and reversed contingent liabilities of $14.5 million associated with the delivery of these assets. An estimate of the potential damages for the cancellation of the Stavanger Spirit newbuilding contract is based on the amount due for the final yard installment of approximately $170 million less the estimated fair value of the Stavanger Spirit. Given the unique design of the vessel as well as the lack of recent sale and purchase transactions for this type of asset, the value of this vessel, and thus ultimately the amount of potential damages that may result from the cancellation, is uncertain. During December 2017, Logitel Offshore Rig II Pte Ltd., the single-purpose subsidiary relating to the Stavanger Spirit, received a notice of arbitration from COSCO to arbitrate all disputes arising from the cancellation of the construction contract of the Stavanger Spirit UMS and during March 2018, COSCO commenced arbitration against Logitel Offshore Rig II Pte Ltd. and Logitel Offshore Pte. Ltd. claiming $186.2 million plus interest, damages and costs. Pursuant to the Stavanger Spirit newbuilding contract and related agreements, COSCO only has recourse to the single-purpose subsidiary that was a party to the Stavanger Spirit newbuilding contract and its immediate parent company, Logitel Offshore Pte. Ltd., for damages incurred. Logitel Offshore Rig II Pte Ltd. and Logitel Offshore Pte. Ltd. are disputing this claim.
The Partnership's estimate of potential damages for the cancellation of the Nantong Spirit newbuilding contract is based upon estimates of a number of factors, including accumulated costs incurred by COSCO, sub-supplier contract cancellation costs, as well as how such costs are treated under the termination provisions in the contract. The Partnership estimates that the amount of potential damages faced by it in relation to the cancellation of the Nantong Spirit contract could range between $10 million and $40 million. Pursuant to the Nantong Spirit newbuilding contract, COSCO only has recourse to the single-purpose subsidiary that was a party to the Nantong Spirit newbuilding contract. During June 2017, Logitel Offshore Rig III LLC, the single-purpose subsidiary relating to the Nantong Spirit, received a claim from COSCO for $51.9 million for the unpaid balance for work completed, cancellation costs and damages, and during the third quarter of 2017, COSCO commenced arbitration against Logitel Offshore Rig III LLC. Logitel Offshore Rig III LLC is disputing this claim.
As at December 31, 2020, the Partnership's subsidiaries have accrued $57.6 million in the aggregate related to the above claims related to Logitel from COSCO.

b)During 2019, certain entities and individuals, which together claim to hold approximately 5,000,000 of the Partnership’s common units, filed complaints in the United States District Court for the Southern District of New York naming as defendants the Partnership, the general partner, current and former members of the board of directors of the general partner, certain senior management of the Partnership, Brookfield and Brookfield Asset Management Inc. In October 2019, a joint stipulation was filed by the plaintiffs to consolidate the separate complaints. The plaintiffs purported to assert claims on behalf of a class of holders of the Partnership’s common units in relation to Brookfield’s unsolicited non-binding proposal, made in May 2019, pursuant to which Brookfield would acquire all of the Partnership’s issued and outstanding common units that Brookfield did not already own in exchange for $1.05 in cash per common unit. On October 1, 2019, the Partnership entered into an agreement with Brookfield to acquire by merger all of the outstanding publicly held common units not already held by Brookfield in exchange for $1.55 in cash per common unit (or, as an alternative, other equity consideration) and on January 22, 2020, Brookfield completed the merger of all of the outstanding publicly held and listed common units representing the Partnership's limited partner interests held by parties other than Brookfield (see Note 23 for additional information). On January 28, 2020, the same plaintiffs filed an amended complaint in which the plaintiffs purport to allege further claims in respect of the merger process and the ultimate agreed consideration of $1.55 in cash per common unit or alternative equity consideration.
The complaints allege breaches of the Partnership’s limited partnership agreement and, in the alternative, breaches of an implied covenant of good faith and fair dealing. The complaints seek damages in an unspecified amount and an award to the plaintiffs of their costs and expenses incurred in the action, including their attorneys’ fees. The Partnership believes that there is no merit to these claims.
The Partnership filed a motion to dismiss the claims on March 12, 2020, upon which a ruling is awaited. On October 29, 2020, one of the lead plaintiffs filed, unsolicited, a notice of voluntary dismissal, effectively withdrawing its particular claim.